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                                                                   Exhibit 10.34



                          SALES AND PURCHASE CONTRACT



THE BUYER: TIANWEI YINGLI NEW ENERGY RESOURCES CO., LTD.
           Add: No. 3055 Middle Fuxing Road, Baoding 071051
           Tel: +86-312-8929897
           Fax: +86-312-7921339

THE SELLER: KOMEX INC.
           Add: #707, Victoria B/D, 705-1, Yeoksam-Dong, Kangnam-Ku,
                Seoul, 135-709, Korea
           Tel: +82-2-527-3143
           Fax: +82-2-508-3143

THE BUYER AND THE SELLER HAVE AN AGREEMENT AS FOLLOWS:

                                                       4. UNIT
1. COMMODITY        2. QUALITY          3. QUANTITY       PRICE  5. AMOUNT

High Purity         See the             150Ts             $180   $27,000,000
Poly Silicon         Attachment 1


                    P>1ohm-cm
Top and Tail        N>1ohm-cm           30Ts             $150    $ 4,500,000
                    Size greater than
                    or equal to 15mm

                    P>0.5ohm-cm
Broken Wafer        N>1ohm-cm           100Ts            $120    $12,000,000
                    Thickness greater
                    than or equal to
                    300 micrometers

                    P>0.5ohm-cm
Pot Scrap           N>1ohm-cm           80Ts             $130    $10,400,000
                    Size greater than
                    or equal to 15mm


Note: the price will be negotiated if the market price is up and down beyond 5%

6. Period: Apr. 2007 - Mar. 2008

7. Packing: To be packed cover suitable for air and sea
            transportation. The Seller shall be liable for any damage of the commodity and expenses incurred on account of improper packing and for any rust attributable to inadequate or improper protective measures taken by the Seller in regard to the packing.
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8. Shipment:

CIF Terms. The Seller shall contract on usual terms at his own expenses for the carriage of the goods to the agreed point at the named place of destinations and bear all risk and expenses until the goods have been delivered to the first carrier.

9. Payment: 100% T/T in advance before every shipment.

10. Port of Shipment: To order

11. Port of Destination: Beijing China

12. Insurance: To be covered by the Seller

13. Quality or Quantity discrepancy: After receiving the goods, if quality problem found, the Buyer shall claim within 20 days, the Seller should give compensation to the Buyer by payment or replace them by good-quality goods. If quantity discrepancy found, the Buyer should claim within 20 days, the Seller should compensate with good quality goods. The Seller Shall, within 20 days after receipt of the notice of the claim, send reply to the Buyer.

14. Force Majeure: If the shipment of the contracted goods is prevented or delayed in whole or in part by cause of flood, fire, earthquake, drought, war of any other events which occurred at the time of the conclusion of the contract and could not be predicted, controlled, avoided or overcome by the Seller, the Seller shall not be held responsible. However the Seller shall inform the Buyer of its occurrence by cable or telex as soon as possible and within 14 days deliver to the Buyer a certificate issued by the China Council for the Promotion of International Trade or other competent authorities attesting such event or events. If the force majeure lasts over 60 days, the Buyer shall have the right to cancel the contract or the undelivered part the contract.

15. Arbitration: All dispute in connection with this contract or the execution there of shall be settlement can be reached, the case is dispute shall then be submitted by China International Economic and Trade Arbitration Commission.

16. Note: The Seller can supply 360 ton silicon materials include High Pure Poly Silicon, Top&Tail, Pot Scrap and Broken Wafers to the Buyer in the year of 2007. The prices of the silicon materials need to be negotiated by both sides when sign the contract for the year 2008.
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17. Special provisions:

All appendixes to the Contract shall form an integral part of the Contract and have the same effectiveness as the Contract. IN WITHNESS THEREOF, both parties signed this Contract in three original copies, each party holds one copy.



THE BUYER:                                   THE SELLER:
TIANWEI YINGLI NEW                           KOMEX INC.
ENERGY RESOURCES CO., LTD.                                       APR 23rd 07




/s/ Lian Shean Miao                          /s/ C.J. Suk
--------------------------                   ------------------------------
Lian Shean Miao                              C.J. Suk
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ATTACHMENT I

1. Specification of poly-crystalline silicon


ITEM                               SPEC.

Boron                    <1.5 x 10 to the 13th power at/cm to the 3rd power

Phosphorous              <5 x 10 to the 13th power at/cm to the 3rd power

Carbon                   <2 x 10 to the 16th power at/cm to the 3rd power

Oxygen                   <2 x 10 to the 18th power at/cm to the 3rd power

Purity                   <99.999999%

                         Min 1000 Omega-cm (P type)
Resistivity              Min 100 Omega-cm (N type)

Chunk form
(length)                 5-150mm

Surface                  Not etched-washed